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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, the undersigned officer of KeyCorp (the "COMPANY"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 12, 2002
                                         /s/ Henry L. Meyer III
                                         --------------------------------------
                                         Henry L. Meyer III
                                         Chief Executive Officer